Exhibit 99.2

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Sovereign Bancorp, Inc. 401(k) Retirement Plan (the "Plan") on Form 11-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
James D. Hogan, in my capacity as Chief Financial Officer of Sovereign Bancorp, Inc., administrator of the Plan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1)  the Report fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the assets available for benefits and changes in assets available for benefits of the Plan.



/s/ James D. Hogan
-------------------
James D. Hogan
Chief Financial Officer
June 27, 2003


     A signed original of this written statement has been provided to Sovereign Bancorp, Inc. ("Sovereign"), as administrator of the Plan, and will be retained by Sovereign and furnished to the Securities and Exchange Commission or its staff upon request.